UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (RULE 14a-101) SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant  Filed by a Party other than the Registrant  Check the appropriate box:  Preliminary Proxy Statement.  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).  Definitive Proxy Statement.  Definitive Additional Materials.  Soliciting Material Pursuant to §240.14a-12. TCG BDC II, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:  Fee paid previously with preliminary materials.  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 22, 2020. Meeting Information TCG BDC II, INC. Meeting Type: Annual Meeting For holders as of: April 28, 2020 Date: June 22, 2020 Time: 8:30 a.m., local time Location: 520 Madison Avenue 33rd Floor New York, NY 10022 You are receiving this communication because you hold TCG BDC II, INC. shares in the company named above. 520 MADISON AVENUE 40TH FLOOR This is not a ballot. You cannot use this notice to vote these NEW YORK, NY 10022 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D16561-Z77399

D16562-Z77399 Vote ByMail: marked bythearrow Vote By Internet: need to requestaballottovotetheseshares. special requirementsformeetingattendance. Atthemeeting,youwill possession of an attendance ticket issued by theentityholding the meeting.Please check themeetingmaterials for any Vote InPerson: advisor. Pleasemake therequest asinstructedabove onorbefore June 8, 2020tofacilitatetimely delivery. Requests, instructionsand other inquiriessenttothise-mailaddressNOT will beforwarded toyour investment by thearrow * requesting acopy. Pleasechooseoneofthefollowing methodstomake your request: If you wanttoreceive apaper ore-mailcopy ofthesedocuments, you must request one. There isNOcharge for How toRequestandReceive aPAPER orE-MAILCopy: following page)andvisit: Have theinformation that is printed in thebox marked by thearrow How to View Online: NOTICE AND PROXY STATEMENT Proxy MaterialsAvailabletoVIEWorRECEIVE: If requesting materialsby e-mail, pleasesend a blanke-mailwith Youcanvotebymailrequestingapapercopyofthematerials,whichwillincludeproxycard. XXXX XXXX XXXX XXXX To vote now by Internet, go to 3) 2) 1) Many stockholder meetings have attendance requirementsincluding,butnot limited to,the BY E-MAIL* BY TELEPHONE BY INTERNET XXXX XXXX XXXX XXXX Please ChooseOneoftheFollowing Voting Methods www.proxyvote.com. : sendmaterial@proxyvote.com : How to Access theProxy Materials : 1-800-579-1639 www.proxyvote.com (locatedonthefollowing page)inthesubjectline. Before You Vote ANNUAL REPORT How To Vote (located onthefollowingpage) www.proxyvote.com. the information that isprintedinthebox marked Have the information that is printed in the box XXXX XXXX XXXX XXXX available andfollowtheinstructions. (located onthe

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Director – To elect one director to serve for a three-year term until her successor is duly elected and qualified or until her earlier death, resignation or removal. Nominee: 1a. Linda Pace 2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. D16563-Z77399

D16564-Z77399